                                                                    EXHIBIT 99.1


[CITGO LOGO]

            NEWS RELEASE
            ------------------------------------------------------------
            CITGO PETROLEUM CORPORATION, P.O. BOX 3758, TULSA, OK  74102
            KATE ROBBINS  918/495-5764       JENNIFER HILL  918/495-4260
            FACSIMILE  918/495-5269



FOR IMMEDIATE RELEASE:

           CITGO Announces 2004 Second Quarter and Six Months Results

TULSA, Okla., August 2, 2004 -- Luis Marin, CITGO Petroleum Corporation's President and CEO, today announced second quarter net income of $172-million and six months ended June 30 net income of $207-million. Net income during the second quarter and first six months of the year exceeded that of the same time periods in 2003 (excluding insurance recoveries) by $80-million and $51-million, respectively. This outstanding performance in 2004 exceeded 2003 results (excluding insurance recoveries) by 88-percent for the second quarter and 32-percent for the first six months of the year and also significantly exceeded budgeted expectations.
     According to Marin, the company's outstanding performance was based on employees' efforts in accomplishing the following:

- Strong cash flows permitted the repayment of the $200-million Senior Secured Term Loan prior to its maturity, which was scheduled for February 27, 2006. The $200-million Senior Secured Term Loan was supported by the Company's equity interests in Colonial and Explorer pipelines. Consequently, all of CITGO's remaining debt is unsecured and future interest expense will be reduced.
- CITGO was also successful in extending the maturities on $95-million of outstanding Letters of Credit supporting various tax-exempt industrial revenue bonds in the second quarter.
- The second of two new gasoline hydrotreaters was completed and brought on-line at the Lake Charles, La. refinery as part of the Tier II gasoline program. These units help produce the environmentally friendly gasoline that will aid in the improvement of air quality in CITGO's marketing areas.
- All of CITGO's refineries were recognized by the National Petrochemical & Refiners Association (NPRA), receiving multiple awards for outstanding safety performance.

- Utilization of our light oils refineries was limited to 84-percent in the first quarter due to an unusually heavy level of scheduled turnarounds. Following completion of the first quarter turnarounds, utilization in the second quarter increased to 99-percent, allowing us to take advantage of strong market conditions during the period and positioning us to take full advantage of market opportunities for the balance of the year.

- Overall, we had outstanding performance in the execution of our turnarounds, which were completed on schedule and on budget. Total turnaround expenses during the first half of the year, most of which were incurred during the first quarter, approached $80-million, which compares with a historical annual average of about $60-million.

- The capital spending in 2004 associated with the implementation of the Tier II environmental projects, the major expansion at Lake Charles, and the replacement of coker drums at Lake Charles continued on budget and on schedule.

     "With the strong foundation built in the first half of this year, we expect continued improvement in our performance for the rest of 2004," concluded Marin.


EARNINGS CONFERENCE CALL
         CITGO's executive team will conduct a conference call on Tuesday, August 3, 2004, at 12:30 p.m. (CDT) to discuss second quarter 2004 earnings. Interested parties inside the U.S. may access the call by dialing 800-450-0788. Interested parties outside the U.S. may access the call by dialing 800-553-0351.
         A recorded playback of the conference call will be available beginning on August 3 at 5:45 p.m. (CDT) and ending on August 17 at 11:59 p.m. (CDT). To access the recording inside the U.S. dial 800-475-6701, access code: 740700. To access the recording outside the U.S. dial 320-365-3844, access code: 740700.

ABOUT CITGO
         CITGO Petroleum Corporation is a leading refining and marketing company based in Tulsa, Okla., with approximately 4,000 employees and annual revenues of approximately $25 billion. CITGO's ultimate parent is Petroleos de Venezuela, S.A. (PDVSA), the national oil company of the Bolivarian Republic of Venezuela and its largest supplier of crude oil. CITGO operates fuels refineries in Lake Charles, La., Corpus Christi, Texas, and Lemont, Ill., and asphalt refineries in Paulsboro, NJ and Savannah, Ga. The company has long-term crude oil supply agreements with PDVSA for a portion of the crude oil requirements at these facilities. CITGO is also a 41-percent participant in LYONDELL-CITGO Refining LP, a joint venture fuels refinery located in Houston, Texas. CITGO's interests in these refineries result in a total crude oil capacity of approximately 865,000 barrels per day. Serving nearly 14,000 branded, independently owned and operated retail locations, CITGO is also one of the five largest branded gasoline suppliers within the United States.

FORWARD LOOKING STATEMENTS
         Except for the historical information contained in this release, certain of the matters discussed in this release may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "believe" and similar expressions generally identify a forward-looking statement. The factors that could cause actual results to differ materially from the forward-looking statements include general economic activity, developments in international and domestic petroleum markets, refinery turnarounds and operations as well as the other factors identified in our filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this release. We disclaim any duty to update any forward-looking statements.

[NET INCOME BAR GRAPH]

NET INCOME
                                          1Q                      2Q
                                                US$ IN MILLIONS
2003 Net Income (excluding
  insurance recoveries)                   64                      92
2003 Insurance Recoveries (net of tax)    76                      17
2004 Net Income                           35                     172



[OPERATING INCOME BAR GRAPH]

OPERATING INCOME
(INCOME BEFORE INTEREST AND INCOME TAXES)


                                          1Q                      2Q
                                                US$ IN MILLIONS
2003 Operating Income (excluding
  insurance recoveries)                  125                     177
2003 Insurance Recoveries
  (before tax)                           118                      27
2004 Operating Income                     86                     308

                  CITGO PETROLEUM CORPORATION AND SUBSIDIARIES
                      STATEMENT OF INCOME DATA (UNAUDITED)
                              (DOLLARS IN MILLIONS)


                                                THREE MONTHS                    SIX MONTHS
                                                ENDED JUNE 30,                 ENDED JUNE 30,
                                           -------------------------     ---------------------------
                                              2004           2003           2004            2003
                                           ----------     ----------     -----------     -----------
Net sales                                  $  8,065.2     $  6,021.1     $  14,720.4     $  12,396.7
Cost of sales and operating expenses          7,734.8        5,811.2        14,275.6        12,017.0
                                           ----------     ----------     -----------     -----------
  Gross margin                                  330.4          209.9           444.8           379.7
Equity in earnings of LCR                        40.4           21.6            75.6            30.7
Equity in earnings of affiliates                  8.8            9.4            19.6            13.9
Insurance recoveries                           --               26.6          --               144.3
Other income (expense) - net                      0.9            0.8             0.6            15.7
                                           ----------     ----------     -----------     -----------
  Subtotal                                      380.5          268.3           540.6           584.3
Selling, general and administrative              72.1           64.1           145.7           137.3
                                           ----------     ----------     -----------     -----------
  Operating income                              308.4          204.2           394.9           447.0
Interest expense                                 39.5           34.3            71.8            58.7
                                           ----------     ----------     -----------     -----------
  Income before income taxes                    268.9          169.9           323.1           388.3
Income taxes                                     96.8           61.2           116.3           139.8
                                           ----------     ----------     -----------     -----------
  Net Income                               $    172.1     $    108.7     $     206.8     $     248.5
                                           ==========     ==========     ===========     ===========


                  CITGO PETROLEUM CORPORATION AND SUBSIDIARIES
                         SUMMARIZED BALANCE SHEET DATA
                             (DOLLARS IN MILLIONS)



                              JUNE 30,           DECEMBER 31,
                                2004                2003
                             (UNAUDITED)
                             ----------         ------------
Current assets               $  2,931.8         $  2,379.3
Total assets                    7,838.0            7,273.5

Current liabilities             2,207.8            1,716.0
Total debt                      1,292.4            1,501.8
Total liabilities               5,128.4            4,772.0

Shareholder's equity            2,709.6            2,501.5
Total capitalization            4,002.0            4,003.3

                  CITGO PETROLEUM CORPORATION AND SUBSIDIARIES
                     SUMMARIZED CASH FLOW DATA (UNAUDITED)
                             (DOLLARS IN MILLIONS)


                                                            THREE MONTHS                     SIX MONTHS
                                                             ENDED JUNE 30,                ENDED JUNE 30,
                                                       ------------------------        ------------------------
                                                         2004            2003            2004            2003
                                                       --------        --------        --------        --------
Net Income                                             $  172.1        $  108.7        $  206.8        $  248.5
Depreciation and amortization                              93.1            83.7           179.8           162.8
Other adjustments to reconcile net income to
  net cash provided by operating activities                33.2            69.2            59.3           163.7
Changes in operating assets and liabilities                41.7          (234.5)          103.4          (248.3)
                                                       --------        --------        --------        --------
Net cash provided by operating activities                 340.1            27.1           549.3           326.7
                                                       --------        --------        --------        --------
Capital expenditures                                      (71.7)         (118.2)         (138.9)         (208.7)
Other investing activities, net                            (1.5)           (1.5)           (9.1)          (16.0)
                                                       --------        --------        --------        --------
Net cash used in investing activities                     (73.2)         (119.7)         (148.0)         (224.7)
                                                       --------        --------        --------        --------
Net cash (used in) provided by financing activities      (201.8)         (142.3)         (211.2)          111.3

                                                       --------        --------        --------        --------
Increase (decrease) in cash and cash equivalents       $   65.1        $ (234.9)       $  190.1        $  213.3
                                                       ========        ========        ========        ========



                     MARKET INDICATORS (DOLLARS PER BARREL)

                                                    THREE MONTHS                       SIX MONTHS
                                                    ENDED JUNE 30,                    ENDED JUNE 30,
                                              --------------------------        --------------------------
                                                 2004             2003            2004              2003
                                              ---------        ---------        ---------        ---------
West Texas Intermediate, "WTI" (sweet)        $   38.28        $   29.02        $   36.80        $   31.51
Crack Spreads:
  Gulf Coast 3/2/1                                 8.98             3.56             7.60             4.51
  Chicago 3/2/1                                   10.87             6.37             8.94             6.37
Crude Oil Differentials:
  WTI less WTS (sour)                              2.88             2.28             3.21             2.97
  WTI less Maya (heavy sour)                       8.70             7.17             9.07             7.37
  WTI less Bow River (Canadian)                   11.01             6.77            10.11             7.27
Natural Gas (per mmbtu)                            6.16             5.74             5.94             5.83


Source for crude and product indicators is Platts using a business day average. Source for natural gas is NYMEX using a business day average.

                  CITGO PETROLEUM CORPORATION AND SUBSIDIARIES
         SELECTED FEEDSTOCK, UTILIZATION AND PRODUCTION VOLUMETRIC DATA
                                  (UNAUDITED)
                                (MBBLS PER DAY)

                                                THREE MONTHS ENDED JUNE 30, 2004       THREE MONTHS ENDED JUNE 30, 2003
                                               -----------------------------------   -------------------------------------
                                                LAKE     CORPUS                       LAKE     CORPUS
                                               CHARLES   CHRISTI  LEMONT     TOTAL   CHARLES   CHRISTI   LEMONT      TOTAL
                                               -------   -------  ------     -----   -------   -------   ------      -----
FEEDSTOCKS:
Crude oil throughput
  Sweet (1)                                      113        10       --        123        93         2         5       100
  Light/Medium sour (2)                           18         2        82       102        33        10        83       126
  Heavy sour (3)                                  23        26        81       130        51         6        74       131
  Contract (heavy sour)                          158       122       --        280       137       128       --        265
                                                ----      ----      ----      ----      ----      ----      ----      ----
    Total crude oil                              312       160       163       635       314       146       162       622
Unfinished feedstocks                             36        69        18       123        55        66        14       135
                                                ----      ----      ----      ----      ----      ----      ----      ----
    Total feedstocks                             348       229       181       758       369       212       176       757
                                                ====      ====      ====      ====      ====      ====      ====      ====

Rated crude capacity at period end               320       157       167       644       320       157       167       644

Utilization of rated crude capacity               98%      102%       98%       99%       98%       93%       97%       97%

PRODUCTION:
Light fuels
  Gasoline                                       185        86        95       366       183        93        92       368
  Jet fuel                                        65       --        --         65        61       --          1        62
  Diesel / #2 fuel                                55        69        43       167        56        52        41       149
                                                ----      ----      ----      ----      ----      ----      ----      ----
    Total light fuels                            305       155       138       598       300       145       134       579
Petrochemicals and industrial products            55        73        46       174        78        65        43       186
                                                ----      ----      ----      ----      ----      ----      ----      ----
    Total production                             360       228       184       772       378       210       177       765
                                                ====      ====      ====      ====      ====      ====      ====      ====



                                                  SIX MONTHS ENDED JUNE 30, 2004         SIX MONTHS ENDED JUNE 30, 2003
                                               ------------------------------------    ------------------------------------
                                                LAKE     CORPUS                         LAKE     CORPUS
                                               CHARLES   CHRISTI    LEMONT    TOTAL    CHARLES   CHRISTI    LEMONT    TOTAL
                                               -------   -------    ------    -----    -------   -------    ------    -----
FEEDSTOCKS:
Crude oil throughput
  Sweet (1)                                       102         4       --        106        86         5         6        97
  Light/Medium sour (2)                            17         3        80       100        51        10        76       137
  Heavy sour (3)                                   26        16        79       121        45        18        78       141
  Contract (heavy sour)                           164        96       --        260       130       119       --        249
                                                 ----      ----      ----      ----      ----      ----      ----      ----
    Total crude oil                               309       119       159       587       312       152       160       624
Unfinished feedstocks                              29        79        18       126        55        64        14       133
                                                 ----      ----      ----      ----      ----      ----      ----      ----
    Total feedstocks                              338       198       177       713       367       216       174       757
                                                 ====      ====      ====      ====      ====      ====      ====      ====

Rated crude capacity at period end                320       157       167       644       320       157       167       644

Utilization of rated crude capacity                97%       76%       95%       91%       98%       97%       96%       97%

PRODUCTION:
Light fuels
  Gasoline                                        176        81        94       351       183        94        92       369
  Jet fuel                                         61       --        --         61        64       --          1        65
  Diesel / #2 fuel                                 54        49        39       142        55        57        41       153
                                                 ----      ----      ----      ----      ----      ----      ----      ----
    Total light fuels                             291       130       133       554       302       151       134       587
Petrochemicals and industrial products             57        66        44       167        77        64        41       182
                                                 ----      ----      ----      ----      ----      ----      ----      ----
    Total production                              348       196       177       721       379       215       175       769
                                                 ====      ====      ====      ====      ====      ====      ====      ====


 (1)  Sweet crude has a sulfur content of .5% or less.
 (2) Light sour crude has an average API gravity of more than 31 degrees. Medium sour crude has an average API gravity of more than 25 degrees up to 31 degrees.
 (3)  Heavy sour crude has an average API gravity of 25 degrees or less.